UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 30, 2017
(Date of earliest event reported)

BBCMS Mortgage Trust 2017-C1
(Central Index Key Number 0001696707)

(Exact name of issuing entity)

Barclays Bank PLC
(Central Index Key Number 0000312070)

UBS AG
(Central Index Key Number 0001685185)

Rialto Mortgage Finance, LLC
(Central Index Key Number 0001592182)

(Exact name of sponsor as specified in its charter)

Barclays Commercial Mortgage Securities LLC
(Central Index Key Number 0001541480)

(Exact name of registrant as specified in its charter)

Delaware	333-206987-01	27-010880
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

745 Seventh Avenue
New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 412-4000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On February 27, 2017, Barclays Commercial Mortgage Securities LLC (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of February 1, 2017 (the “Pooling and Servicing Agreement”), among Barclays Commercial Mortgage Securities LLC, as depositor (the “Registrant”), Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, of BBCMS Mortgage Trust 2017-C1, Commercial Mortgage Pass-Through Certificates, Series 2017-C1 (the “Certificates”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates represent, in the aggregate, the entire beneficial ownership in BBCMS Mortgage Trust 2017-C1 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 58 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 75 commercial, multifamily and manufactured housing community properties (the “Mortgaged Properties”).

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Center West” (the “Center West Mortgage Loan”), which is an asset of the Issuing Entity, is part of a pari passu whole loan (the “Center West Whole Loan”) that includes the Center West Mortgage Loan and three other loans that are pari passu to the Center West Mortgage Loan and to each other (each, a “Center West Companion Loan”). The Center West Companion Loans are not assets of the Issuing Entity. The Center West Whole Loan, including the Center West Mortgage Loan, as of March 30, 2017, will now be serviced and administered pursuant to (i) a pooling and servicing agreement, an executed version of which is attached hereto as Exhibit 4.1 and which is dated as of March 1, 2017 (the “WFCM 2017-RB1 Pooling and Servicing Agreement”), among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, and Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer, and (ii) the related Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version was attached to the current report on Form 8-K filed by the Issuing Entity on February 27, 2017.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Connecticut Financial Center” (the “Connecticut Financial Center Mortgage Loan”), which is an asset of the Issuing Entity, is part of a pari passu whole loan (the “Connecticut Financial Center Whole Loan”) that includes the Connecticut Financial Center Mortgage Loan and two other loans that are pari passu to the Connecticut Financial Center Mortgage Loan and to each other (each, a “Connecticut Financial Center Companion Loan”). The Connecticut Financial Center Companion Loans are not assets of the Issuing Entity. The Connecticut Financial Center Whole Loan, including the Connecticut Financial Center Mortgage Loan, as of March 30, 2017, will now be serviced and administered pursuant to (i) the WFCM 2017-RB1 Pooling and Servicing Agreement, and (ii) the related Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version was attached to the current report on Form 8-K filed by the Issuing Entity on February 27, 2017.

The terms and conditions of the WFCM 2017-RB1 Pooling and Servicing Agreement applicable to the servicing of the Center West Mortgage Loan and the Connecticut Financial Center Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “Pooling and Servicing Agreement” in the Prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on February 27, 2017.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)       Exhibits

Exhibit No.	Description
Exhibit 4.1	Pooling and Servicing Agreement, dated as of March 1, 2017, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, and Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 31, 2017	Barclays Commercial Mortgage Securities LLC (Registrant)

	By:	/s/ Daniel Vinson
Name: Daniel Vinson
Title: Chief Executive Officer

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.1	Pooling and Servicing Agreement, dated as of March 1, 2017, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, and Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer.	(E)